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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


DATE OF THE REPORT:             January 7, 2000
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                                    VIB Corp
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           (Exact name of the registrant as specified in its charter)


                                   California
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                  (State or other jurisdiction of incorporation


       333-43021                                             33-0780371
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(Commission File Number)                             (IRS Employer I.D. Number)


1498 Main Street, El Centro, California                        92243
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(Address of principal executive offices)                     (Zip Code)


                                 (760) 337-3200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 2. Acquisition or Disposition of Assets.
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     On January 7, 2000, pursuant to the Agreement and Plan of Reorganization dated September 7, 1999, Kings River Bancorp ("Bancorp") merged with KRBHC Merger Corp, Registrant's wholly-owned subsidiary. The merged entity was then merged with and into Registrant, thus making Kings River State Bank ("Bank") a wholly-owned subsidiary of Registrant.

     As a result, Registrant acquired total assets of $87.9 million, comprising $5.9 million in cash and due from banks, $25.3 million in securities and investments, $54.4 million in net loans and $2.3 million in other assets. Total liabilities assumed amount to $80.1 million, of which $72.7 million comprised deposits. The remainder represented other borrowed funds and other liabilities.

     The merger with Bancorp and resultant acquisition of Bank was a cash transaction. The total purchase price was $21,728,325, or $72.22 per share for each of Bancorp's 300,863 shares of common stock. The funds necessary for the purchase originated primarily from the up- streaming of dividends from Valley Independent Bank ("VIB"), a wholly-owned subsidiary of Registrant, to Registrant. In addition, Registrant cashed some of its deposit accounts held with VIB. Additionally, Dennis L. Kern, the Registrant's President and Chief Executive Officer, was added to Bank's Board of Directors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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          A. Financial Statements of Business Acquired.
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          Registrant's investment in Bank as a percentage of Registrant's total consolidated assets, Bank's assets as a percentage of total consolidated assets, and Bank's pre-tax income as a percentage of total consolidated pre-tax income are all less than 20%. Accordingly, pursuant to Rule 3-05(b)(2)(i) of Regulation S-X, no financial statements are required.

          B. Pro Forma Financial Information.
             --------------------------------

          Pursuant to Rule 11-01(c) of Regulation S-X, pro forma combined financial information is not required.

          C. Exhibits.
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
                                                                        Page
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
          2.1      Agreement and Plan of Reorganization by and
                   between VIB Corp and Kings River Bancorp
                   and Kings River State Bank dated September
                   7, 1999 . . . . . . . . . . . . . . . . . . . . . . . (1)

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   1     Filed as Exhibit 2.1 to Registrant's Form 8-K dated September 16, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VIB CORP



Date:    January 18, 2000             /s/ Harry G. Gooding, III
                                      ---------------------------
                                      Harry G. Gooding, III
                                      Executive Vice President
                                      and Chief Executive Officer